Exhibit 10.2


                                FIRST AMENDMENT
                       TO MASTER DISBURSEMENT AGREEMENT


         THIS FIRST AMENDMENT TO MASTER DISBURSEMENT AGREEMENT (the "Amendment") is made and entered into as of April 26, 2005, by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Company"), DEUTSCHE BANK TRUST COMPANY AMERICAS as the Bank Agent (the "Bank Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Disbursement Agent (the "Disbursement Agent"), with respect to the following:

                                   Recitals

         A. Disbursement Agreement. The undersigned are parties to that certain Master Disbursement Agreement dated December 14, 2004 (the "Disbursement Agreement") among the Company, the Bank Agent, U.S. Bank, National Association as the indenture trustee (the "Indenture Trustee"), and the Disbursement Agent. The defined terms used herein and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         B. Right to Amend Disbursement Agreement Without Consent of Indenture Trustee. The Bank Agent, the Disbursement Agent and the Company have the right to amend this Disbursement Agreement as set forth therein without the Indenture Trustee's consent.

         C. Amendment. The undersigned desire to amend the Disbursement Agreement to reflect certain agreements of the parties hereto, all as more particularly set forth herein.

                                   Agreement

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

         1.       DEFINITIONS.

                  a. Outside Phase II Completion Deadline. Exhibit A of the Disbursement Agreement is hereby amended by deleting the date March 31, 2008 from the existing definition of "Outside Phase II Completion Deadline" and replacing it with the date December 31, 2008.

                  b. Outside Phase II Opening Deadline. Exhibit A of the Disbursement Agreement is hereby amended by deleting the date December 31, 2007 from the existing definition of "Outside Phase II Opening Deadline" and replacing it with the date September 30, 2008.

                  c. Plans and Specifications. Exhibit A of the Disbursement Agreement is hereby amended by deleting the second reference to Exhibit Q-4 in the existing definition of "Plans and Specifications" and replacing it with the following:

                  "Exhibit V-1 or V-2, as applicable,"

                  d. 2014 Noteholders. Exhibit A of the Disbursement Agreement is herby amended by inserting the following definition immediately prior to the existing definition of "2014 Notes:"

                     "2014 Noteholders" means the holders of the 2014 Notes from time to time.

                  e. 2014 Notes Indenture. Exhibit A of the Disbursement Agreement is hereby amended by deleting the concluding period of the existing definition of "2014 Notes Indenture" and replacing it with the following:

                     ", including any amendments, modifications, or supplements thereto entered into from time to time."

         2.       DISBURSEMENT AGREEMENT PROVISIONS.

                  a. Article 3. Article 3 of the Disbursement Agreement is hereby amended by deleting the first paragraph of Section 3.4 in its entirety and replacing it with the following:

                  "Conditions Precedent to Phase II Approval Date. In order to request that the Phase II Approval Date occur (which request shall be made at the option of the Company), the Company shall deliver to the Construction Consultant, the Disbursement Agent, the Bank Agent, and each Arranger as soon as practicable but in no event later than fifteen (15) days before the Phase II Revolving Commitment Sunset Date (the "Phase II Deliverables Submission Deadline"), the Phase II Primary Construction Contract, the Phase II Architect's Agreement (if one is entered into), the conceptual plans and specifications for the Phase II Project, copies of all Phase II Deliverables reasonably required by the Construction Consultant in order for the Construction Consultant to prepare its updated report to be delivered under
Section 3.4.8, and all other Phase II Deliverables (excluding the updated Construction Consultant's Report), including a Company's Phase II Approval Date Certificate appropriately completed and duly executed by a Responsible Officer of the Company, with all attachments thereto. The Disbursement Agent and the Arrangers shall use reasonable efforts to review the Phase II Deliverables and respond to the Company as soon as practicable after their receipt thereof. To the extent that the Company delivers any Phase II Deliverables prior to the Phase II Deliverables Submission Deadline, the Company shall be entitled to revise and re-submit such Phase II Deliverables from time to time prior to the Phase II Deliverables Submission Deadline. If all of the Phase II Deliverables have been delivered prior to the Phase II Deliverables Submission Deadline, the Disbursement Agent and the Arrangers shall use reasonable efforts to review the Phase II Deliverables and determine, prior to the Phase II Revolving Commitment Sunset Date, whether each of the conditions precedent to the Phase II Approval Date have been satisfied. If the Majority of the Arrangers, in consultation with the Construction Consultant, reasonably determine each of the following conditions precedent to the Phase II Approval Date shall have been satisfied (in form and substance reasonably satisfactory to the Majority of the Arrangers) on or prior to the Phase II Revolving Commitment Sunset Date, then the Bank Agent shall countersign the Company's Phase II Approval Date Certificate and promptly forward the same to the Disbursement Agent, the Arrangers, the 2014 Notes Indenture Trustee, the Construction Consultant and the Company. The Phase II Approval Date shall be deemed to occur on the date the Bank Agent countersigns the Company's Phase II Approval Date Certificate."

                  b. Section 6.3.2(c). Section 6.3.2(c) of the Disbursement Agreement is hereby amended by replacing the date June 30, 2008 with the date March 31, 2009 and by replacing the date September 30, 2008 with the date June 30, 2009.

                  3. Miscellaneous. Except as set forth in this Amendment, all other terms and provisions of the Disbursement Agreement remain unmodified and in full force and effect. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. In the event that any term or provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term or provision is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term or provision contained herein. This Amendment may be executed in any number of identical counterparts.



                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.


COMPANY:

WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By:      Wynn Resorts Holdings, LLC,
         a Nevada limited liability company,
         its sole member

         By:      Wynn Resorts, Limited,
                  a Nevada corporation,
                  its sole member

                  By:    /s/ Ronald J. Kramer
                     --------------------------
                  Name:  Ronald J. Kramer
                  Title: President


BANK AGENT:


DEUTSCHE BANK TRUST COMPANY AMERICAS,

 By:    /s/ Steven P. Lapham
      --------------------------
 Name:  Steven P. Lapham
 Title: Managing Director


 By:    /s/ Joanna Soliman
      --------------------------
 Name:  Joanna Soliman
 Title: Associate



DISBURSEMENT AGENT:


DEUTSCHE BANK TRUST COMPANY AMERICAS,

 By:    /s/ Steven P. Lapham
      --------------------------
 Name:  Steven P. Lapham
 Title: Managing Director


 By:    /s/ Joanna Soliman
      --------------------------
 Name:  Joanna Soliman
 Title: Associate